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FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

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SETTLEMENT PERIOD:     November 1997                                               PAYMENT DATE:     12/15/97

AS OF THE RECORD DATE:

Series C Invested Amount ...................................................    $  135,000,000
Series C Pool Factor .......................................................    1.000000000000
Series D (Class A and B) Invested Amount ...................................    $  109,260,000
Series D (Class A and B) Pool Factor .......................................    1.000000000000
Subordinated Series 1995-1 Invested Amount .................................    $   30,000,000
Subordinated Series 1995-1 Pool Factor .....................................    1.000000000000
Variable Funding Certificate (VFC) Invested Amount .........................    $   25,000,000

For the Settlement Period:                                                                         Per $1,000
                                                                                                   ----------

Gross Collections for the Settlement Period ................................    $  241,358,192        $806.52
Defaulted Amount for the Settlement Period .................................           200,000           0.67
Recoveries for the Settlement Period .......................................                 0           0.00
Certificate/Fee Distribution on:  12/15/97
     Interest on the Series C Certificates .................................    $   632,887.50        $  2.11
     Interest on the Series D - Class A Certificates .......................        460,250.00           1.54
     Interest on the Subordinated Series 1995-1 Certificates ...............        154,875.00           0.52
     Interest on the Series D - Class B Certificates .......................         46,364.31           0.15
     Principal of the Series C Certificates ................................              0.00           0.00
     Principal of the Series D - Class A Certificates ......................              0.00           0.00
     Principal on the Subordinated Series 1995-1 Certificates ..............              0.00           0.00
     Principal of the Series D - Class B Certificates ......................              0.00           0.00
     Servicing Fee .........................................................        592,117.87           1.98
                                                                                --------------        -------
                         Total of distributions ............................    $ 1,886,494.68        $  6.30
                                                                                ==============        =======
VFC activity for the November 1997 Settlement Period:
     Beginning principal of the Variable Funding Certificate ...............    $39,000,000.00
     Principal from the Variable Funding Certificateholder .................     18,000,000.00
     Principal to the Variable Funding Certificateholder ...................    (32,000,000.00)
                                                                                --------------
     Ending principal of the Variable Funding Certificate ..................    $25,000,000.00
                                                                                ==============

     Interest for the Settlement Period for the VFC ........................    $   149,277.23        $  0.50
     Liquidity Fees for the Settlement Period for the VFC ..................         17,288.24           0.06
                                                                                --------------        -------
     Total VFC Interest and Liquidity Fees for the Settlement Period .......    $   166,565.47        $  0.56
                                                                                ==============        =======
As of the end of the November 1997 Settlement Period:
Subordinated Amounts:
    Series C Certificates ..................................................    $   31,666,667
    Series D - Class A Certificates ........................................    $   23,456,790
    Variable Funding Certificate  (VFC) ....................................    $    5,864,198
Aggregate Subordinated Transferor Amount ...................................    $   38,886,893
Cash Collateral Account balance ............................................    $            0
Collection Account balance .................................................    $    2,004,000
Excess Funding Account balance .............................................    $      400,000

  -   Amounts per $1,000 are in relation to the aggregated Invested Amount (Series C and D, the VFC and Subordinated Series
      1995-1) as of the Record Date.
  -   Interest is for the Interest Accrual Period ending December 14th.
  -   The Series C Certificate Rate was 6.0275% for this Interest Accrual Period.
  -   The Series D - Class A Certificate Rate was 5.9175% for this Interest Accrual Period.
  -   The Subordinated Series 1995-1 Certificate Rate was 6.6375% for this Interest Accrual Period.
  -   The Series D - Class B Certificate Rate was 6.4375% for this Interest Accrual Period.
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